Exhibit 99.1

ATHENA GOLD CLOSES CDN $500,000 FIRST TRANCHE OF
PRIVATE PLACEMENT AND APPLIES FOR LISTING ON THE CANADIAN STOCK EXCHANGE

APPOINTS TY MINNICK AS CHIEF FINANCIAL OFFICER

VACAVILLE, CA – June 9, 2021 – Athena Gold Corporation (OTCQB:AHNR) (“Athena” or the “Company”) is pleased to announce that the Company has closed the first tranche of a non-brokered private placement offering (the “Offering”) of units of the Company (each, a “Unit”) at a price of CDN $0.08 per Unit. Each Unit consists of one common share in the capital stock of the Company and one common share purchase warrant, with each warrant entitling the holder thereof to purchase one common share in the capital stock of the Company at a price of CDN $0.15 until May 31, 2024.

In connection with the closing of the first tranche of the Offering, the Company has issued 6,250,000 Units for gross aggregate proceeds of CDN $500,000 of which $200,00 was purchased by affiliates of Athena. All securities issued in connection with the first tranche of the Offering are subject to applicable Canadian and United States hold periods. The Company has paid finder’s fees on a portion of the Offering consisting of 7% cash and 7% broker warrants, each broker warrant entitling the holder thereof to purchase one common share in the capital stock of the Company at a price of CDN $0.15 until May 31, 2023.

Preliminary Prospectus and CSE Listing Application

On June 2, 2021, Athena filed a non-offering preliminary long form prospectus dated May 31, 2021 (the “Preliminary Prospectus”) with the British Columbia Securities Commission for the purposes of becoming a reporting issuer in Canada pursuant to the securities legislation of the Province of British Columbia and to become eligible for listing and trading on the Canadian Securities Exchange (the “CSE”). The Preliminary Prospectus has been filed on the Company’s SEDAR profile and may be viewed by shareholders and interested parties at www.sedar.com.

The Company has applied for the listing and trading of its common shares on the CSE and listing will be subject to the Company fulfilling all of the listing requirements of the CSE. As of the date hereof, the CSE has not conditionally approved the Company’s listing application and there is no assurance that it will do so.

John Power, President and CEO of the Company said, “The closing of the first tranche of our Offering and CSE listing application are important milestones for Athena as we pursue our aggressive exploration plans on our flagship Excelsior Springs project in Nevada.”

Appointment of Chief Financial Officer

Athena is also pleased to announce the appointment of Ty Minnick as the Company’s Chief Financial Officer in May 2021. Mr. Minnick is the former Chief Financial Officer and Director of Finance and Administration since mid-2011 for Bullfrog Gold Corp. He is a CPA with more than 25 years of experience and will be a strong contributor to Athena as the Company advances its plans.

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About Our Flagship Excelsior Springs Project

The Company’s Excelsior Springs project is located in the prolific Walker-Lane tectonic zone, an area that has seen a recent resurgence with several important gold discoveries, new mines going into production and hosts a number of large historic gold mines.

Total gold production from the Walker-Lane tectonic zone has exceeded 20 million ounces (“Moz”), including notable deposits by Goldfields (5 Moz), Bullfrog (2 Moz), Tonopah (2 Moz), Mineral Ridge (1.5 Moz) and Comstock (8 Moz Au, 200 Moz Ag). Readers are cautioned that the Company has no interest in or right to acquire any interest in any of the above mentioned properties, other than the Excelsior Springs project, and that the mineral deposits, and the results of any mining thereof, on adjacent or similar properties are not indicative of mineral deposits on the Excelsior Springs project or any potential exploitation thereof.

From the mid-1980s through 2011, a number of exploration companies conducted drilling programs, primarily on the patented claims, that began to define the near-surface Buster Mine gold zone. Gold mineralization at the Excelsior Springs project occurs within an east-west trending zone that is 200 to 400m wide and at least 3 km long.

Gold mineralization discovered at the Excelsior Springs project to date occurs in quartz vein stock-works and silicified zones in hornfels and calc-silicate altered country rock and is generally close to porphyry dykes.  The best mineralization (grade and thickness) is found in altered sediments immediately above porphyry dykes that have intruded along existing east- and east-northeast trending faults. The mineralized stock-work vein zones are shallow and have a relatively flat plunge, making them amenable to open pit mining methods.

Most historical exploration at the Excelsior Springs project has focused on a 2.5 km long section in the central part of the Buster zone where mineralization is at or near the surface.  Surface mapping and an Induced Polarization (IP) geophysical survey conducted by Zonge International Inc. identified multiple zones of silicification that correlate well with the known mineralization.  Many of the silicified zones defined by the IP (resistivity highs) surveys have not been tested by drilling and remain targets for future exploration.

A National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) technical report dated January 29, 2021 and dated effective December 16, 2020, entitled “Technical Report for the Excelsior Springs Property Esmeralda County, Nevada, U.S.A.” prepared by Ken Brook, RPG, was filed on SEDAR by the Company in connection with the filing of the Preliminary Prospectus.

Qualified Person

John Hiner, Licensed Geologist and Registered Member of SME (Society for Mining, Metallurgy & Exploration), a qualified person as defined by NI 43-101, has reviewed the scientific and technical information that forms the basis of this news release and has approved the disclosure herein. Mr. Hiner is not independent of the Company as he is a director of the Company, and holds stock options in the Company.

About Athena Gold Corporation

The Company is engaged in the business of the acquisition and exploration of mineral resources and is currently focused on the exploration and development of precious metals properties in the Western United States.

On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

Contact:

Phone: John Power, 707-291-6198

Email: info@athenagoldcorp.com

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Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7 will be rescinded from and after such date.

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the completion of the application to list the Company’s common shares on the CSE, the Company becoming a reporting issuer in British Columbia, anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, that the Company will obtain a receipt for its final long form prospectus, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labour disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including British Columbia Securities Commission and CSE approvals in connection with the filing of the Preliminary Prospectus and the CSE listing application, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the Preliminary Prospectus.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

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